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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 5, 1999



                        INTERUNION FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                                                  0 - 28638                                     87-0520294
(State or other jurisdiction of                       (Commission File                               (IRS Employer
incorporation or organization)                             Number)                             Identification No.)


249 Royal Palm Way, Suite 301 H, Palm Beach, Fl                                                              33480
(Address of principal executive offices)                                                                (Zip Code)


(561) 820 - 0084                                                                                  (561) 655 - 0146
(Issuer's telephone number)                                                           (Issuer's telecopier number)






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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective May 5, 1999, InterUnion Financial Corporation ("InterUnion" or the "Company") has retained BDO Dunwoody, LLP ("BDO") of Markham as its new certifying accountants. The decision to change accountants was recommended by InterUnion's Audit Committee and approved by InterUnion's Board of Directors.

Effective May 5, 1999, InterUnion engaged BDO as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, InterUnion did not consult BDO regarding any matter or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-B.



                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          InterUnion Financial Corporation
                                          --------------------------------
                                                    (Registrant)

Date May 6, 1999                          /s/ Georges Benarroch, Director
                                          -------------------------------
                                                    (Signature)*

Date May 6 1999                           /s/ Karen Lynn Bolens, Director
                                          -------------------------------
                                                    (Signature)*





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